As filed with the Securities and Exchange Commission on August 9, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22428

The Cushing Funds Trust

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

SEMI-ANNUAL REPORT

May 31, 2013

MLP Premier Fund

Renaissance Advantage Fund

Royalty Energy Income Fund

www.cushingfunds.com | www.swankcapital.com

The Cushing® MLP Premier Fund

Performance Report

Dear Fellow Shareholders,

The Cushing® MLP Premier Fund (the Fund) ended the first half of the fiscal year with positive performance. For the six month period ended May 31, 2013, the Fund’s Class I Shares delivered a 10.07% total return, versus total returns of 15.89%, 16.43% and 21.46% for the Lipper Equity Income Funds Index, S&P 500 Index (Total Return) and the Cushing® 30 MLP Index (Total Return), respectively. The Fund’s Class A and Class C Shares are subject to additional fees and expenses, which would reduce their total return relative to Class I Shares.

In particular, the Fund benefited from overweight positions in the Natural Gas Gatherers & Processors, Crude Oil & Refined Products and General Partners subsectors. For the Natural Gas Gatherers & Processors segment, we prefer to own master limited partnerships (MLPs) that have some or all of the following characteristics: a strong management team, good assets with a competitive position in a key market or an emerging basin, predominantly fixed fee contracts, and visible growth through organic projects and/or “drop-down” acquisitions. We believe the benefits of these traits more than offset the near-term headwinds from a currently challenging natural gas liquid (NGL) pricing environment.

MLPs exposed to the build-out of crude oil infrastructure, as measured by the Wells Fargo Crude MLP Index (Total Return), have had substantial gains over the past one to two years, and we believe this trend will continue for the remainder of 2013. U.S. onshore crude production has been significant, which we believe not only supports continued volume growth for crude-levered MLPs, but also provides a wealth of infrastructure investment opportunities in order to satisfy producers’ needs to get their product to market.

The Fund also owned a number of General Partners (GPs), including both C-corp and MLP GPs, during the period. While typically lower yielding, GPs are leveraged to the growth of the underlying MLP and can possess considerable option value. Over the past couple of years, several GP equities have benefited from M&A activity and restructurings. Just recently, Spectra Energy Corp. (NYSE: SE) announced its intent to “drop down,” or sell its U.S. transportation and storage assets to its underlying MLP (Spectra Energy Partners, L.P.) with the objective of unlocking the value of its GP ownership. Several companies have successfully implemented this strategy in the past (e.g., Williams Companies, Inc., El Paso Corp. and Sunoco, Inc.), and we believe there are additional companies that could benefit from similar transactions.

Overall, we seek to strike an appropriate balance of investing the Fund’s assets in stable, higher yielding MLPs with lower yielding, high growth MLPs. Additionally, we generally seek to avoid outsized positions in any single name and prefer equities with good trading liquidity.

Recently, the broad equity market has experienced some weakness related to the idea of a strengthening domestic economy, the prospect of a Fed “tapering” and the ultimate impact on interest rates. This weakness has been particularly pronounced in “defensive” stocks and interest rate sensitive equity subsectors (such as REITs, utilities and, to a lesser extent, MLPs), as well as investment grade and high yield bonds. While interest rates remain quite low (and we believe this will be the case for a long period), the market appears to be concerned about the potential for interest rates to move higher. We will continue to monitor currency and capital market developments as the global markets continue to be impacted by an era of unprecedented easy monetary policy across the globe (e.g., Japan).

Nonetheless, our Fund and the MLP space as a whole continue to benefit from strong fund flows. According to U.S. Capital Advisors, a total of $4.7 billion was raised during the first calendar quarter of 2013 for publicly traded MLP-focused funds (easily setting a record for the space) and two closed-end funds (CEFs) alone raised more than has ever been raised by MLP-focused CEFs in any prior quarter. Similarly, MLP open-end mutual funds continued to gather significant capital, raising almost twice as much in the first calendar quarter of 2013 as their previous best quarter. The trend continued with the recent successful launch of a $1 billion MLP-focused CEF.

MLP Product Capital Raised By Month

Source: U.S. Capital Advisors.

We attribute this positive dynamic to: 1) investors putting money back in the market after the late 2012 selloff driven in part by the presidential election, tax law change concerns, fiscal cliff fears and considerable MLP equity issuances; 2) the continued search for yield; and 3) solid MLP fundamentals. We believe that MLPs have strong cash flow stability and higher growth prospects and, as such, may capture incremental retail and institutional investment. This appears to finally be happening as new MLP products have attracted not only traditional retail investors, but also registered investment advisers and an increasing number of institutional pension and endowment funds.

MLPs continue to be active in the midstream infrastructure build-out and current key themes include: 1) re-purposing underutilized pipelines to other services; 2) constructing/contracting liquefied natural gas (LNG) export terminals (the beneficiaries include those partnerships building the terminals as well as those that have pipeline assets that directly or indirectly connect to the terminals); 3) constructing/contracting liquefied petroleum gas (LPG) export terminals; and 4) constructing rail loading and unloading terminals to take advantage of increasing crude movements by rail from emerging areas such as the Bakken.

Further, several energy companies continue to validate the MLP structure as a favored way to own midstream assets. In addition to a number of M&A transactions, including the Spectra Energy Corp. announcement discussed above, recent announcements to either form or explore the formation of MLPs include those made by Devon Energy Corporation (NYSE: DVN), Valero Energy Corporation

(NYSE: VLO), Western Refining, Inc. (NYSE: WNR), Centerpoint Energy, Inc. (NYSE: CNP) and partner OGE Energy Corporation (NYSE: OGE), Phillips 66 (NYSE: PSX), and Tallgrass Energy Partners, LP (NYSE: TEP), a May 2013 IPO.

In closing, despite the near term forces affecting the broader market which could lead to periods of increased volatility, we remain focused on the favorable long-term fundamental attributes of MLPs and the potential for attractive total returns based on current yield and expected distribution growth. We at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support, and we will continue to strive to help you achieve your investment goals for the remainder of the Fund’s fiscal year.

Sincerely,

Jerry V. Swank

Chairman and Chief Executive Officer

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

The Fund does not receive the same tax benefits as a direct investment in an MLP. The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The Wells Fargo Composite MLP Index is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs) with a market capitalization of at least $200 million at the time of inclusion. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. None of those indices include fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

This report must be preceded or accompanied by a current prospectus.

The Cushing® MLP Premier Fund is distributed by Quasar Distributors, LLC.

The Cushing® MLP Premier Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense (which may be significantly higher or lower) or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/1/2012)	Ending Account Value (5/31/2013)	Expenses Paid During Period[1] (12/1/2012 to 5/31/2013)	Annualized Expense Ratio[2]
Class A Actual	$1,000.00	$1,098.50	$8.63	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Class C Actual	$1,000.00	$1,094.50	$12.53	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	$12.04	2.40%
Class I Actual	$1,000.00	$1,100.70	$7.33	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period).

[2]	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® MLP Premier Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Preferred Stock
(4)	Common Stock

The Cushing® Renaissance Advantage Fund

Performance Report

Dear Fellow Shareholder,

The Cushing® Renaissance Advantage Fund (the Fund) commenced operations on April 1, 2013. At the core of the Fund’s investment thesis is the belief that dramatic changes in the domestic oil and gas landscape, both in terms of production volume growth and prices relative to the rest of the world, are leading to revival and growth in the U.S. energy, industrial and manufacturing sectors. We believe this has implications for energy, manufacturing, transportation, utilities, and other industries, providing a variety of investment options for the Fund.

The broader domestic equity market, as measured by the performance of the S&P 500 Index, remained marginally positive during the Fund’s first two months of operations. The overall trend of the period was positive for stocks as the market digested the so-called “fiscal cliff,” a Cypress bailout, the U.S. government “sequester” and other macro concerns. The same cannot be said of the bond market, which suffered from a re-allocation into equities as rates remained close to historic lows, compounded by the perceived impending end of Fed bond purchases.

Economic indicators in the first half of the year suggested that employment was improving, despite Gross Domestic Product (GDP) growth still under 3.0%. Indicators for the sectors we monitor were inconsistent: oil was basically unchanged, natural gas was meaningfully higher, natural gas liquids (NGLs) were weaker, refining margins were lower, and petrochemical margins were mixed depending on product.

Fund Performance

For the two month period from the Fund’s inception on April 1, 2013 through May 31, 2013, the Fund’s Class I Shares delivered a 4.30% total return, versus total returns of 4.39% and 4.77% for the S&P North American Natural Resources Sector Index and the S&P 500 Index (Total Return), respectively. The Fund’s Class A and Class C Shares are subject to additional fees and expenses, which would reduce their total return relative to Class I Shares.

The largest individual contributors to the Fund’s performance for the period were Chart Industries, Inc. (NASDAQ: GTLS), NV Energy, Inc. (NYSE: NVE) and KBR, Inc. (NYSE: KBR). The largest detractors from the Fund’s performance were Axiall Corp. (NYSE: AXLL), American Railcar Industries, Inc. (NASDAQ: ARII), and PPL Corp. (NYSE: PPL). The top performers benefitted from strong first quarter results and, in the case of NV, a buyout offer. The Fund’s largest underperformers were hurt by first quarter results that missed Wall Street expectations (in the case of AXLL and ARII) and utility rate case concerns (in the case of PPL).

Outlook

During the first two months of the Fund’s operations, improved U.S. housing, favorable unemployment data and lower inflation were more than enough for the U.S. equity markets to offset the headwinds provided by Eurozone economic weakness and continued slowdown in the emerging markets. Most recently, we have seen some weakness in the U.S. markets caused by the increased speculation of the end of quantitative easing by the Federal Reserve.

Clearly, the U.S. equity markets and economy have decoupled from the rest of the world. To some extent, this can be attributed to the recovery in U.S. housing coupled with the domestic boom in the energy sector. Early signs of the resurgence in the U.S. energy, industrial and manufacturing sectors aided by lower energy costs were clearly evident during the period. While we believe domestic fiscal policies and economic concerns in emerging markets will still be the focus for the remainder of the Fund’s fiscal year, we remain positive about the prospects for the sectors underlying the Fund’s strategy. Now that we are seeing signs of empirical validation of the “Renaissance” in the U.S. energy, industrial and manufacturing sectors, we anticipated new opportunities to expand the scope of the Fund’s investments to implement its strategy. This Renaissance is now attracting attention from across the globe and we have already started to see capacity expansion plans being charted by foreign companies on U.S. soil. As an example, Apollo Tyres, Ltd., one of India’s leading tire makers, recently announced that they are in the process of acquiring NYSE-listed tire maker Cooper Tire & Rubber Company (NYSE: CTB), which shows that the scope of the Renaissance theme is increasing and extending beyond the natural beneficiaries of low natural gas prices. We believe this is just the beginning of margin expansion stories as the recent success of these Renaissance beneficiary industries incentivizes companies to review their production footprints in North America for new investment or to de-bottleneck existing networks to benefit from the region’s advantaged cost of energy.

Notably, this Renaissance is taking place during a period of subdued global growth. We believe companies investing in capacity or de-bottlenecking today will be positioned for the next leg of enhanced profitability fueled by demand growth as the global macro environment improves cyclically. In the meantime, many beneficiaries of the Renaissance have already generated enough free cash flow to fund growth capital and increase cash returns to shareholders through buybacks, regular dividends, and special dividends. We believe these factors make the Fund’s strategy attractive to both growth and income focused investors.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management truly appreciate your support and we look forward to helping you achieve your investment goals during the remainder of the Fund’s fiscal year.

Sincerely,

Jerry V. Swank

Chairman and Chief Executive Officer

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may have a significant part of its investments in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund’s investments will be concentrated in the energy sector and industrial and manufacturing companies. Thus, the Fund may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. Small and mid-cap companies can have limited liquidity and greater volatility than large-cap companies. Debt securities will typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited ability to elect or remove management or the general partner or managing member, limited voting rights, except with respect to extraordinary transactions, and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index

“Free cash flow” is a measure of a company’s financial performance calculated as operating cash flow minus capital expenditures.

This report must be preceded or accompanied by a current prospectus.

The Cushing® Renaissance Advantage Fund is distributed by Quasar Distributors, LLC.

The Cushing® Renaissance Advantage Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 2, 2013 (commencement of operations) to May 31, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (4/2/2013)	Ending Account Value (5/31/2013)	Expenses Paid During Period[1] (4/2/2013 to 5/31/2013)	Annualized Expense Ratio[2]
Class A Actual	$1,000.00	$1,042.50	$3.36	2.00%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,004.93	$3.30	2.00%
Class C Actual	$1,000.00	$1,041.00	$4.61	2.75%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,003.70	$4.53	2.75%
Class I Actual	$1,000.00	$1,043.00	$2.94	1.75%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,005.34	$2.88	1.75%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 60 days (the number of days in the most recent period)/365 days (to reflect the period).

[2]	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® Renaissance Advantage Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock

The Cushing® Royalty Energy Income Fund

Performance Report

Dear Fellow Shareholders,

The Cushing® Royalty Energy Income Fund (the Fund) ended the first half of the fiscal period ended May 31, 2013 with positive performance. Following weakness in December 2012 due to concerns about the fiscal cliff, markets quickly rebounded as Washington once again avoided implementation. The master limited partnership (MLP) market specifically benefited from robust fund flows into the sector and continued positive business fundamentals. In particular, the Fund benefited from overweight positions in the exploration and production (E&P or Upstream) MLP sector.

Despite challenging fundamentals and operating conditions for many Upstream MLPs and U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (Energy Trusts) in the latter months of 2012 and the first calendar quarter of 2013, the Fund performed well overall through the six month fiscal period ended May 31, 2013. Extreme weather conditions in many operating areas caused freeze-offs, plant shut-downs, and production curtailments that negatively impacted performance. Additionally, weak pricing for natural gas liquids (NGLs) and the growing pains associated with regional infrastructure constraints as shale gas and oil production increases also marginally reduced cash flows and production for certain Upstream MLPs and Energy Trusts. Looking forward, we expect most of these issues to be alleviated by new processing and pipeline infrastructure that should come online over the next few quarters.

As we reported in the Annual Report to Shareholders as of November 30, 2012, growth in the U.S. royalty trust space has stopped, and we believe performance of some trusts within the space is to blame for this abrupt shift. We believe there exists considerable value in owing certain Energy Trusts with perpetual or long-term lives, and diversified royalty or mineral interests in multiple fields, counties, and states. However, as we have seen in some of the newer trust structures, such as the “drilling” trusts which have an obligation by the sponsor to drill a specified number of wells, there can be considerably more risk involved. The SandRidge Trusts (NYSE: SDR and SDT) were a big disappointment, and we exited our positions due to significant underperformance of the underlying trust properties and uncertainties surrounding future drilling results as the drilling obligations are fulfilled by the parent. Initially, the production and drilling performance in these trusts was meeting or exceeding company guidance and forecasts. However, as drilling continued, particularly in the Mississippian trusts, production type curve estimates were reduced — then reduced again. Finally, it became clear that our forecasts based on company forecasts and guidance could no longer be achieved and would be significantly below initial expectations and return potentials set forth in the various trust offering documents.

The SandRidge Trusts are but one example of disappointing results we have seen in newer U.S. royalty trusts. Because of these issues we remain underweight this sector and continue to hold only a few, select, perpetual trusts as of the date of this report. In our view, active management is essential in this sector to contribute to strong performance. Because of the limited opportunities in the Energy Trust sector we have added a few select Upstream MLPs that pay a variable distribution. These variable distribution Upstream MLPs have historically generated attractive yields and, based on our proprietary fundamental research, we believe may offer compelling total return prospects.

The Upstream MLP sector has certainly seen its share of drama over the last six months, including a buyout of Pioneer Southwest Energy Partners, LP (NYSE: PSE), a targeted short campaign against Linn Energy, LLC (NASD: LINE), and shifting market conditions that turned EV Energy Partners

LP’s (NASD: EVEP) asset divestiture plans upside down. The Fund benefited from the positive performance surprise in the buyout of the outstanding units of PSE by parent Pioneer Natural Resources Co. (NYSE: PXD) for an 18% premium. Pioneer Southwest Energy Partners has been a core holding of the Fund since inception due to its strong parent, high quality Permian assets base, good distribution coverage, and very low leverage.

The short campaign against LINE and Linn Co. LLC (NASD: LNCO) (Linn) has been a grueling battle between a certain short-sale hedge fund advisory firm, Barron’s, and Linn. At the heart of the debate is Linn’s treatment of oil and natural gas put contract accounting and whether cash flows are overstated because of this. Essentially, Linn’s position is that if they supplement and stabilize the future cash flows of an acquisition with the purchase of puts, they have already incurred the cash “cost” of those puts in terms of the cost of interest and distributions associated with the extra capital required to purchase them. Therefore, Linn’s policy has been to not deduct the amortization of those puts from distributable cash flow (DCF) in the quarter in which they are consumed. The other side of the argument is that the amortized cost of those puts should be deducted from DCF, even though amortization is a non-cash charge against a cash calculation. The debate rages on, and while Linn’s treatment may not be the most conservative possible, we continue to view Linn’s extensive asset base, highly experienced management and technical team, and outlook for future growth potential, very positively.

Finally, EVEP had previously been a core holding of the Fund based on the potential value of the monetization of their Utica Shale acreage in Ohio. The Utica Shale is still in the very early stages of commercial development, and operators are still experimenting with completion technics and testing the outer boundaries of the play. While there is no question that certain areas of the play are highly economic, we believe other areas will need continued research and the correct application of technology to fully realized the economic value of the play. Unfortunately, during the last several quarters while EVEP has been marketing the play, several large companies have put their sizeable acreage packages up for sale, infrastructure constraints have held back development, and general market conditions have made it truly a “buyer’s market.” Consequently, EVEP has had a very difficult time finding the right buyers at the right prices and, as a result, continue to hold out for the best prices they can get for their assets. In our view, the divesture process is likely to take longer than most are expecting and sale prices could be disappointing as well. While we see significant long term value in the company’s Utica Shale assets, overriding royalty interests, and midstream assets, we view current fundamentals as somewhat soft and will therefore wait for a better risk/reward proposition before returning to the stock.

Fund Performance

For the six month period ended May 31, 2013, the Fund’s Class I Shares delivered a total return of 1.02% versus total returns of 15.89%, 16.43% and 0.54% for the Lipper Equity Income Funds Index, S&P 500 Index (Total Return) and Cushing® Upstream Energy Income Index (Total Return), respectively. The Fund’s Class A and Class C Shares are subject to additional fees and expenses, which would reduce their total return relative to Class I Shares.

In closing, despite the near term forces affecting the broader market which could lead to periods of increased volatility, we remain focused on the favorable long-term fundamental attributes of Upstream MLPs and select Energy Trusts and the potential for attractive total returns based on current yield and expected distribution growth. We believe the thesis of growth of the Upstream MLP sector through acquisitions of mature, low-decline producing assets continues to look very favorable as the U.S. Shale Revolution continues and E&P companies seek alternatives to fund their shale development opportunities. We at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support and we look forward to helping you achieve your investment goals for the remainder of the Fund’s fiscal year.

Sincerely,

Jerry V. Swank

Chairman and Chief Executive Officer

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investors’ capital in the form of distribution.

An investment in the Fund has different tax consequences than a direct investment in an MLP, U.S. royalty trust, Canadian royalty trust or Canadian exploration and production company. The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The Cushing® Upstream Energy Income Index tracks the performance of publicly traded U.S. royalty trusts and upstream exploration and production (“E&P”) energy MLPs. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. The Lipper Equity Income Funds Index is comprised of funds that invest at least 65% of their portfolio in dividend paying equity securities. It is not possible to invest directly in an index.

Cash flow refers to cash flow from operations less maintenance capital expenditures. Distributable Cash Flow (DCF) refers to the cash flow available to be paid to common unit holders after payments to the general partner.

Diversification does not assure a profit or protect against a loss in a declining market.

This report must be preceded or accompanied by a current prospectus.

The Cushing® Royalty Energy Income Fund is distributed by Quasar Distributors, LLC.

The Cushing® Royalty Energy Income Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense (which may be significantly higher or lower) or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/1/2012)	Ending Account Value (5/31/2013)	Expenses Paid During Period[1] (12/1/2012 to 5/31/2013)	Annualized Expense Ratio[2]
Class A Actual	$1,000.00	$1,008.70	$10.02	2.00%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class C Actual	$1,000.00	$1,005.00	$13.75	2.75%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,011.22	$13.79	2.75%
Class I Actual	$1,000.00	$1,010.20	$8.77	1.75%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period).

[2]	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® Royalty Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Royalty Trusts
(4)	Common Stock

The Cushing® MLP Premier Fund

Schedules of Investments (Unaudited)	May 31, 2013

COMMON STOCK — 10.0%(1)	Shares	Fair Value

General Partnership — 3.0%(1)
United States — 3.0%(1)
Targa Resources Corp.	473,600	$30,509,312

Large Cap Diversified — 7.0%(1)
United States — 7.0%(1)
ONEOK Inc.	769,800	34,748,772
Williams Companies, Inc.	983,700	34,606,566

		69,355,338

Total Common Stock (Cost $95,891,954)		$99,864,650

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 87.7%(1)
Crude Oil/Refined Products Pipelines and Storage — 1.5%(1)
United States — 1.5%(1)
Blueknight Energy Partners, L.P.	1,676,700	$14,620,824

Crude Oil & Refined Products — 12.2%(1)
United States — 12.2%(1)
Genesis Energy, L.P.	915,000	45,887,250
Nustar Energy, L.P.	640,500	29,840,895
Sunoco Logistics Partners, L.P.	347,700	21,049,758
Tesoro Logistics, L.P.	405,600	25,163,424

		121,941,327

Large Cap Diversified — 27.3%(1)
United States — 27.3%(1)
Enbridge Energy Partners, L.P.	1,181,800	34,874,918
Energy Transfer Partners, L.P.	813,312	39,535,096
Enterprise Products Partners, L.P.	668,400	39,696,276
Kinder Morgan Management, LLC(3)	370,289	30,074,853
Magellan Midstream Partners, L.P.	692,200	35,987,478
ONEOK Partners, L.P.	288,600	14,937,936
Plains All American Pipeline, L.P.	730,600	41,045,108
Williams Partners, L.P.	710,800	35,461,812

		271,613,477

General Partnerships — 9.8%(1)
United States — 9.8%(1)
Alliance Holdings GP, L.P.	265,000	16,888,450
Energy Transfer Equity, L.P.	775,300	44,316,148
Inergy, L.P.	1,551,000	36,138,300

		97,342,898

Natural Gas Gatherers & Processors — 22.6%(1)
United States — 22.6%(1)
Access Midstream Partners, L.P.	835,300	35,934,606
Atlas Pipeline Partners, L.P.	421,100	15,669,131
Crosstex Energy, L.P.	2,109,700	40,632,822
MarkWest Energy Partners, L.P.	543,400	35,777,456
PVR Partners, L.P.	1,008,500	25,978,960
Regency Energy Partners, L.P.	423,800	10,866,232
Targa Resources Partners, L.P.	752,000	34,975,520
Western Gas Partners, L.P.	422,600	24,861,558

		224,696,285

Natural Gas Transportation & Storage — 2.5%(1)
United States — 2.5%(1)
Boardwalk Pipeline Partners, L.P.	498,900	14,767,440
El Paso Pipeline Partners, L.P.	238,000	9,779,420

		24,546,860

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Schedules of Investments (Unaudited)	May 31, 2013 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Propane — 5.4%(1)
United States — 5.4%(1)
NGL Energy Partners, L.P.	1,363,652	$37,964,072
Suburban Propane Partners, L.P.	335,617	15,854,547

		53,818,619

Upstream — 6.4%(1)
United States — 6.4%(1)
BreitBurn Energy Partners, L.P.	1,638,500	30,361,405
Linn Energy, LLC	1,032,800	33,979,120

		64,340,525

Total Master Limited Partnerships and Related Companies (Cost $714,896,983)		$872,920,815

PREFERRED STOCK — 2.4%(1)
Crude Oil/Refined Products Pipelines and Storage — 1.4%(1)
United States — 1.4%(1)
Blueknight Energy Partners, L.P.	1,563,541	$13,837,338

Shipping — 1.0%(1)
Republic of the Marshall Islands — 1.0%(1)
Capital Product Partners, L.P.(4)(5)	1,111,111	9,999,999

Total Preferred Stock (Cost $22,153,465)		$23,837,337

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 4.2%(1)
United States — 4.2%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	8,352,282	$8,352,282
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	8,352,282	8,352,282
Fidelity Money Market Portfolio — Institutional Class, 0.08%(2)	8,352,282	8,352,282
First American Government Obligations Fund — Class Z, 0.02%(2)	8,352,282	8,352,282
Invesco STIC Prime Portfolio, 0.02%(2)	8,352,282	8,352,282

Total Short-Term Investments (Cost $41,761,410)		$41,761,410

TOTAL INVESTMENTS — 104.3%(1) (Cost $874,703,812)		$1,038,384,212
Liabilities in Excess of Other Assets — (4.3)%(1)		(42,766,488)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$995,617,724

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of May 31, 2013.

(3)	Security distributions are paid-in-kind.

(4)	Resticted security.

(5)	Fair valued by the Adviser in good faith under procedures that were approved by the Board of Trustees.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedules of Investments (Unaudited)	May 31, 2013

COMMON STOCK — 58.0%(1)	Shares	Fair Value

Chemicals — 8.5%(1)
United States — 5.8%(1)
Axiall Corp	100	$4,315
Kraton Performance Polymers(2)	250	5,185
Westlake Chemical Corp.	50	4,670
Netherlands — 2.7%(1)
LyondellBasell Industries NV	100	6,665

		20,835

Engineering & Construction — 5.3%(1)
Switzerland — 0.5%(1)
Foster Wheeler AG(2)	50	1,151
United States — 4.8%(1)
Chart Industries Inc.(2)	40	3,891
Jacobs Energy Group, Inc.(2)	40	2,280
KBR, Inc.	100	3,610
Primoris Services Corporation	100	2,131

		13,063

Exploration & Production — 8.1%(1)
United States — 8.1%(1)
Concho Res, Inc.(2)	50	4,183
Cimarex Energy Company	50	3,507
Occidental Petroleum Corporation	50	4,572
Range Resources Corporation	50	3,759
Rosetta Resources, Inc.(2)	81	3,796

		19,817

Industrials — 6.1%(1)
United States — 6.1%(1)
Flowserve Corporation	15	2,522
H & E Equipment Services, Inc	80	1,790
Trinity Industrials, Inc.	120	4,912
United Rentals, Inc.(2)	100	5,684

		14,908

Manufacturing — 1.5%(1)
United States — 1.5%(1)
American Railcar Inds Inc.	110	3,740

Oil and Gas Services — 3.9%(1)
Bermuda — 1.6%(1)
Seadrill, LTD	100	4,053
United States — 2.3%(1)
Hornbeck Offshore SVCS Inc.(2)	60	3,121
Cameron International Corporation(2)	40	2,435

		9,609

Refining — 10.1%(1)
United States — 10.1%(1)
HollyFrontier Corporation	150	7,425
Marathon Petroleum Corporation	50	4,125
Phillips 66	100	6,657
Western Refining Inc.	200	6,674

		24,881

Transportation — 5.8%(1)
Canada — 0.8%(1)
Canadian Pac, LTD	15	1,980

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedules of Investments (Unaudited)	May 31, 2013 — (Continued)

COMMON STOCK — (Continued)	Shares	Fair Value

Transportation — (Continued)
United States — 5.0%(1)
Genesee & Wyoming Inc.(2)	20	$1,781
Kansas City Southern	30	3,321
Kirby Corp.(2)	50	3,904
Swift Transportation Co.(2)	200	3,368

		14,354

Utilities — 8.7%(1)
United States — 8.7%(1)
Great Plains Energy, Inc	200	4,514
NV Energy, Inc.	200	4,688
PNM Resources, Inc.	200	4,484
PPL Corp.	150	4,455
Westar Energy, Inc.	100	3,172

		21,313

Total Common Stock (Cost $137,846)		$142,520

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 12.3%(1)
Chemicals — 2.2%(1)
United States — 2.2%(1)
Petrologistics, L.P.	400	$5,400

General Partnerships — 1.8%(1)
United States — 1.8%(1)
Energy Transfer Equity, L.P.	75	4,287

Large Cap Divisified — 2.0%(1)
United States — 2.0%(1)
Williams Partners, L.P.	100	4,989

Natural Gas Gatherers & Processors — 3.7%(1)
United States — 3.7%(1)
Access Midstream Partners, L.P.	100	4,302
Targa Resources Partners, L.P.	100	4,651

		8,953

Refining — 1.4%(1)
United States — 1.4%(1)
Calumet Specialty Products Partners, L.P.	100	3,415

Shipping — 1.2%(1)
Marshall Islands — 1.2%(1)
Knot Offshore Partners, L.P.(2)	130	3,034

Total Master Limited Partnerships and Related Companies (Cost $29,737)		$30,078

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 26.0%(1)
United States — 26.0%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(3)	12,763	$12,763
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(3)	12,762	12,762
Fidelity Money Market Portfolio — Institutional Class, 0.08%(3)	12,762	12,762
First American Treasury Obligations Fund — Class Z, 0.00%(3)	12,762	12,762
First American Prime Obligations Fund — Class Z, 0.00%(3)	12,762	12,762

Total Short-Term Investments (Cost $63,811)		$63,811

TOTAL INVESTMENTS — 96.3%(1) (Cost $231,394)		$236,409
Other Assets in Excess of Liabilities — 3.7%(1)		9,124

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$245,533

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedules of Investments (Unaudited)	May 31, 2013 — (Continued)

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	No distribution or dividend was made during the period ended May 31, 2013. As such, it is classified as a non-income producing security as of May 31, 2013.

(3)	Rate reported is the current yield as of May 31, 2013.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Schedules of Investments (Unaudited)	May 31, 2013

COMMON STOCK — 9.9%(1)	Shares	Fair Value

Upstream — 9.9%(1)
Canada — 9.9%(1)
Arc Resources LTD	23,212	$642,570
Crescent Point Energy Corporation	17,134	620,410
Enerplus Corporation	39,430	614,319

Total Common Stock (Cost $1,781,371)		$1,877,299

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 72.3%(1)
Coal — 1.2%(1)
United States — 1.2%(1)
Natural Resource Partners, L.P.	10,000	$222,500

Crude Oil & Refined Products — 1.3%(1)
United States — 1.3%(1)
Delek Logistics Partners, L.P.	7,100	243,601

Natural Gas Gatherers & Processors — 1.5%(1)
United States — 1.5%(1)
PVR Partners, L.P.	10,900	280,784

Other — 0.9%(1)
United States — 0.9%(1)
Calumet Specialty Products Partners, L.P.	5,200	177,580

Shipping — 1.0%(1)
Republic of the Marshall Islands — 1.0%(1)
Capital Products Partners, L.P.	21,000	192,780

Upstream — 61.6%(1)
United States — 61.6%(1)
BreitBurn Energy Partners, L.P.	80,969	1,500,356
Dorchester Minerals, L.P.	21,061	507,570
Legacy Reserves, L.P.	61,407	1,627,286
Linn Energy, LLC	44,172	1,453,259
LRR Energy, L.P.	63,952	862,712
Memorial Production Partners, L.P.	61,095	1,149,197
MID-CON Energy Partners, L.P.	55,393	1,291,765
QR Energy, L.P.	93,173	1,574,624
Vanguard Natural Resources, LLC	59,784	1,682,920

		11,649,689

Variable Distribution — 4.8%(1)
United States — 4.8%(1)
Alon USA Partners, L.P.	10,700	263,113
CVR Refining, L.P.	8,900	270,204
Northern Tier Energy, L.P.	9,600	228,000
Petrologistics, L.P.	11,500	155,250

		916,567

Total Master Limited Partnerships and Related Companies (Cost $14,052,950)		$13,683,501

ROYALTY TRUSTS — 9.4%(1)
Upstream — 9.4%(1)
United States — 9.4%(1)
Hugoton Royalty Trust	57,810	$517,399
Pacific Coast Oil Trust	43,458	795,716
Sabine Royalty Trust	8,846	465,300

Total Royalty Trusts (Cost $1,705,631)		$1,778,415

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Schedules of Investments (Unaudited)	May 31, 2013 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 5.3%(1)	Shares	Fair Value

United States — 5.3%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	201,001	$201,001
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	201,001	201,001
Fidelity Money Market Portfolio — Institutional Class, 0.08%(2)	201,001	201,001
First American Government Obligations Fund — Class Z, 0.02%(2)	201,001	201,001
Invesco STIC Prime Portfolio, 0.02%(2)	201,000	201,000

Total Short-Term Investments (Cost $1,005,004)		$1,005,004

TOTAL INVESTMENTS — 96.9%(1) (Cost $18,544,956)		$18,344,219
Other Assets in Excess of Liabilities — 3.1%(1)		580,189

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$18,924,408

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of May 31, 2013.

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Assets & Liabilities (Unaudited)

May 31, 2013

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
Assets
Investments at fair value*	$1,038,384,212	$236,409	$18,344,219
Receivable for Fund shares sold	11,365,405	—	601,770
Prepaid expenses	162,891	6,196	9,776
Dividends and interest receivable	1,365	300	28,597
Receivable for investments sold	—	6,087	300,530
Deferred tax asset	—	—	123,791
Cash	—	40,013	10,047
Deferred offering costs	—	22,894	3,548
Other receivables	—	—	1,700
Receivable from Adviser	—	1,056	1,140

Total assets	1,049,913,873	312,955	19,425,118

Liabilities
Deferred tax liability	46,185,829	—	—
Payable for Fund shares redeemed	5,067,292	—	—
Accrued expenses and other liabilities	2,048,965	55,646	137,576
Payable to Adviser	989,805	—	—
Payable to Trustees	4,258	556	—
Payable for investments purchased	—	11,220	362,230
Other payables	—	—	904

Total liabilities	54,296,149	67,422	500,710

Net assets applicable to common stockholders	$995,617,724	$245,533	$18,924,408

Net Assets Applicable to Common Stockholders Consisting of
Additional paid-in capital	$912,968,433	$238,625	$19,132,433
Undistributed net investment income (loss), net of income taxes	(9,775,109)	(152)	2,691
Accumulated realized gain (loss), net of income taxes	(12,021,489)	2,045	(79,880)
Net unrealized appreciation (depreciation) on investments, net of income taxes	104,445,889	5,015	(130,836)

Net assets applicable to common stockholders	$995,617,724	$245,533	$18,924,408

* Cost of investments	$874,703,812	$231,394	$18,544,956

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Assets & Liabilities (Unaudited) (Continued)

May 31, 2013

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
Class A (Unlimited shares authorized)
Net assets	$410,601,924	$63,243	$14,202,083
Shares issued and outstanding	19,815,320	3,033	749,075
Net asset value, redemption price and minimum offering price per share	$20.72	$20.85	$18.96
Maximum offering price per share (NAV/0.9425)	$21.98	$22.12	$20.12
Class C (Unlimited shares authorized)
Net assets	$431,581,298	$10,412	$3,815,826
Shares issued and outstanding	21,301,779	500	202,568
Net asset value, redemption price and minimum offering price per share	$20.26	$20.82	$18.84
Class I (Unlimited shares authorized)
Net assets	$153,434,502	$171,878	$906,499
Shares issued and outstanding	7,357,815	8,239	47,695
Net asset value, redemption price and minimum offering price per share	$20.85	$20.86	$19.01

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Operations (Unaudited)

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
	Period from December 1, 2012 through May 31, 2013	Period from April 2, 2013(1) through May 31, 2013	Period from December 1, 2012 through May 31, 2013
Investment Income
Distributions received from master limited partnerships and royalty trusts	$21,854,485	$587	$354,204
Less: return of capital on distributions	(21,512,975)	(558)	(289,353)

Distribution income from master limited partnerships and royalty trusts	341,510	29	64,851
Dividends from common stock, net of foreign taxes withheld*	614,323	311	24,355
Interest income	8,666	3	188

Total Investment Income	964,499	343	89,394

Expenses
Advisory fees	4,427,789	336	57,714
Administrator fees	295,041	5,940	49,667
Transfer agent fees	239,028	7,440	38,696
Registration fees	97,295	1,260	24,953
Trustees’ fees	86,503	555	2,001
Professional fees	79,125	33,455	70,204
Fund accounting fees	72,138	5,220	34,885
Insurance expense	65,400	—	—
Reports to stockholders	33,846	7,380	16,287
Custodian fees and expenses	12,473	780	14,856
Organizational expenses	—	5,529	—
12b-1 shareholder servicing fee — Class A	438,010	8	8,228
12b-1 shareholder servicing fee — Class C	1,675,017	17	7,489

Total Expenses	7,521,665	67,920	324,980
Recovery of previous waivers by Adviser, net/(expenses waived)	226,729	(67,425)	(234,448)

Net Expenses	7,748,394	495	90,532

Net Investment Loss, before Income Taxes	(6,783,895)	(152)	(1,138)
Deferred tax benefit	2,715,149	—	20,516

Net Investment Income (Loss)	(4,068,746)	(152)	19,378

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments, before income taxes	8,012,874	2,045	(110,253)
Deferred tax benefit (expense)	(2,858,673)	—	32,143

Net realized gain (loss) on investments	5,154,201	2,045	(78,110)

Net change in unrealized appreciation (depreciation) of investments, before income taxes	107,806,755	5,015	(203,154)
Deferred tax benefit (expense)	(38,461,138)	—	71,101

Net change in unrealized appreciation (depreciation) of investments	69,345,617	5,015	(132,053)

Net Realized and Unrealized Gain (Loss) on Investments	74,499,818	7,060	(210,163)

Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	$70,431,072	$6,908	$(190,785)

* Foreign taxes withheld	$—	$—	$4,087

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statements of Changes in Net Assets

	Period From December 1, 2012 through May 31, 2013	Year Ended November 30, 2012
	(Unaudited)
Operations
Net investment loss	$(4,068,746)	$(3,723,557)
Net realized gain (loss) on investments	5,154,201	(14,962,823)
Net change in unrealized appreciation of investments	69,345,617	31,511,626

Net increase in net assets applicable to common stockholders resulting from operations	70,431,072	12,825,246

Dividends and Distributions to Common Stockholders
Net investment income	(1,357,927)	—
Return of capital	(25,800,619)	(28,869,395)

Total dividends and distributions to common stockholders	(27,158,546)	(28,869,395)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	401,475,576	596,931,163
Distribution reinvestments	18,376,877	18,744,325
Payments for redemptions (net of redemption fees of $57,820 and $114,993, respectively)	(118,137,915)	(109,034,111)

Net increase in net assets applicable to common stockholders from capital share transactions	301,714,538	506,641,377

Total increase in net assets applicable to common stockholders	344,987,064	490,597,228
Net Assets
Beginning of period	650,630,660	160,033,432

End of period	$995,617,724	$650,630,660

Undistributed net investment loss at the end of the period, net of income taxes	$(9,775,109)	$(4,348,436)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Statements of Changes in Net Assets

Period From April 2, 2012(1) through May 31, 2013
(Unaudited)
Operations
Net investment loss	$(152)
Net realized gain on investments	2,045
Net change in unrealized appreciation of investments	5,015

Net increase in net assets applicable to common stockholders resulting from operations	6,908

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	238,625

Net increase in net assets applicable to common stockholders from capital share transactions	238,625

Total increase in net assets applicable to common stockholders	245,533
Net Assets
Beginning of period	—

End of period	$245,533

Undistributed net investment loss at the end of the period	$(152)

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Statements of Changes in Net Assets

	Period From December 1, 2012 through May 31, 2013	Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Operations
Net investment income	$19,378	$502
Net realized loss on investments	(78,110)	(1,770)
Net change in unrealized appreciation (depreciation) of investments	(132,053)	1,217

Net decrease in net assets applicable to common stockholders resulting from operations	(190,785)	(51)

Dividends and Distributions to Common Stockholders
Net investment income	(17,189)	—
Return of capital	(326,591)	(4,186)

Total dividends and distributions to common stockholders	(343,780)	(4,186)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	19,167,305	776,181
Distribution reinvestments	249,680	3,836
Payments for redemptions (net of redemption fees of $66 and $0, respectively)	(733,792)	—

Net increase in net assets applicable to common stockholders from capital share transactions	18,683,193	780,017

Total increase in net assets applicable to common stockholders	18,148,628	775,780
Net Assets
Beginning of period	775,780	—

End of period	$18,924,408	$775,780

Undistributed net investment income at the end of the period, net of income taxes	$2,691	$502

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A Shares

Financial Highlights

	Period From December 1, 2012 through May 31, 2013		Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.48		$19.92	$20.28	$—
Public offering price	—		—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.07)		(0.13)	(0.14)	(0.02)
Net realized and unrealized gain on investments	1.98		1.02	1.07	0.30

Total increase from investment operations	1.91		0.89	0.93	0.28

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—	—	—
Return of capital	(0.64)		(1.34)	(1.30)	—

Total distributions to common stockholders	(0.67)		(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00	(4)	0.01	0.01	—

Net Asset Value, end of period	$20.72		$19.48	$19.92	$20.28

Total Investment Return	9.85	%(5)	4.56%	4.55%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A Shares

Financial Highlights — (Continued)

	Period From December 1, 2012 through May 31, 2013		Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$410,601,924		$306,054,220	$81,865,313	$696,702
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)(8)	11.18%		3.43%	3.29%	44.22%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)	11.24%		3.37%	2.32%	5.52%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(10.94)%		(3.01)%	(2.92)%	(44.02)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(11.00)%		(2.95)%	(1.95)%	(5.32)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(1.35)%		(1.29)%	(2.26)%	(40.15)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(1.41)%		(1.23)%	(1.29)%	(1.45)%
Portfolio turnover rate(9)	23.40	%(5)	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2012 to May 31, 2013, the average shares outstanding were 17,296,010 for Class A. For the fiscal year ended November 30, 2012, the average shares outstanding were 10,744,614 for Class A. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,591,086 for Class A. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 28,746 for Class A.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the period from December 1, 2012 to May 31, 2013, the Fund accrued $38,604,662 in net deferred tax expense, of which $16,803,129 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $3,616,649 was attributable to Class A. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $212,282 was attributable to Class A. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 was attributable to Class A.

(8)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.59%, 1.71%, 2.62% and 40.35% for the period from December 1, 2012 to May 31, 2013, fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.65%, 1.65%, 1.65%, and 1.65% for the period from December 1, 2012 to May 31, 2013, fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C Shares

Financial Highlights

	Period From December 1, 2012 through May 31, 2013		Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.14		$19.73	$20.26	$—
Public offering price	—		—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.15)		(0.27)	(0.29)	(0.04)
Net realized and unrealized gain on investments	1.94		1.02	1.06	0.30

Total increase from investment operations	1.79		0.75	0.77	0.26

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—	—	—
Return of capital	(0.64)		(1.34)	(1.30)	—

Total distributions to common stockholders	(0.67)		(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00	(4)	0.00 (4)	0.00 (4)	—

Net Asset Value, end of period	$20.26		$19.14	$19.73	$20.26

Total Investment Return	9.45	%(5)	3.82%	3.69%	1.30	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C Shares

Financial Highlights — (Continued)

	Period From December 1, 2012 through May 31, 2013		Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$431,581,298		$252,472,600	$50,320,805	$597,548
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)(8)	11.93%		4.18%	4.04%	44.97%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)	11.99%		4.12%	3.07%	6.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(11.69)%		(3.76)%	(3.67)%	(44.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(11.75)%		(3.70)%	(2.70)%	(6.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(2.10)%		(2.04)%	(3.01)%	(40.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(2.16)%		(1.98)%	(2.04)%	(2.20)%
Portfolio turnover rate(9)	23.40	%(5)	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2012 to May 31, 2013, the average shares outstanding were 16,860,775 for Class C. For the fiscal year ended November 30, 2012, the average shares outstanding were 7,357,860 for Class C. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,113,805 for Class C. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 17,000 for Class C.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the period from December 1, 2012 to May 31, 2013, the Fund accrued $38,604,662 in net deferred tax expense, of which $16,064,404 is attributable to Class C. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $2,431,321 was attributable to Class C. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $147,543 was attributable to Class C. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 was attributable to Class C.

(8)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 2.34%, 2.46%, 3.37% and 41.10% for the period from December 1, 2012 to May 31, 2013, fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 2.40%, 2.40%, 2.40%, and 2.40% for the period from December 1, 2012 to May 31, 2013, fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I Shares

Financial Highlights

	Period From December 1, 2012 through May 31, 2013		Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.57		$19.96	$20.28	$—
Public offering price	—		—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.05)		(0.08)	(0.09)	(0.02)
Net realized and unrealized gain on investments	2.00		1.02	1.07	0.30

Total increase from investment operations	1.95		0.94	0.98	0.28

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—	—	—
Return of capital	(0.64)		(1.34)	(1.30)	—

Total distributions to common stockholders	(0.67)		(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00	(4)	0.01	0.00 (4)	—

Net Asset Value, end of period	$20.85		$19.57	$19.96	$20.28

Total Investment Return	10.07	%(5)	4.81%	4.75%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I Shares

Financial Highlights — (Continued)

	Period From December 1, 2012 through May 31, 2013		Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$153,434,502		$92,103,840	$27,847,314	$1,532,804
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)(8)	10.93%		3.18%	3.04%	43.97%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)	10.99%		3.12%	2.07%	5.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(10.69)%		(2.76)%	(2.67)%	(43.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(10.75)%		(2.70)%	(1.70)%	(5.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(1.10)%		(1.04)%	(2.01)%	(39.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(1.16)%		(0.98)%	(1.04)%	(1.20)%
Portfolio turnover rate(9)	23.40	%(5)	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2012 to May 31, 2013, the average shares outstanding were 5,864,662 for Class I. For the fiscal year ended November 30, 2012, the average shares oustanding were 3,178,322 for Class I. For the fiscal year ended November 30, 2011, the average shares outstanding were 689,489 for Class I. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 41,124 for Class I.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the period from December 1, 2012 to May 31, 2013, the Fund accrued $38,604,662 in net deferred tax expense, of which $5,737,129 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $1,072,968 was attributable to Class I. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $92,540 was attributable to Class I. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 was attributable to Class I.

(8)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.34%, 1.46%, 2.37%, and 40.10% for the period from December 1, 2012 to May 31, 2013, fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.40%, 1.40%, 1.40%, and 1.40% for the period from December 1, 2012 to May 31, 2013, fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class A Shares

Financial Highlights

	Period From April 2, 2013(1) through May 31, 2013
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.02)
Net realized and unrealized gain on investments	0.87

Total increase from investment operations	0.85

Net Asset Value, end of period	$20.85

Total Investment Return	4.25	%(4)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$63,243
Ratio of expenses to average net assets before waiver(5)	235.29%
Ratio of expenses to average net assets after waiver(5)	2.00%
Ratio of net investment loss to average net assets before waiver(5)	(234.01)%
Ratio of net investment loss to average net assets after waiver(5)	(0.72)%
Portfolio turnover rate(6)	16.08	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from April 2, 2013 to May 31, 2013, the average shares outstanding were 964 for Class A.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class C Shares

Financial Highlights

	Period From April 2, 2013(1) through May 31, 2013
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.05)
Net realized and unrealized gain on investments	0.87

Total increase from investment operations	0.82

Net Asset Value, end of period	$20.82

Total Investment Return	4.10	%(4)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$10,412
Ratio of expenses to average net assets before waiver(5)	236.04%
Ratio of expenses to average net assets after waiver(5)	2.75%
Ratio of net investment loss to average net assets before waiver(5)	(234.76)%
Ratio of net investment loss to average net assets after waiver(5)	(1.47)%
Portfolio turnover rate(6)	16.08	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from April 2, 2013 to May 31, 2013, the average shares outstanding were 500 for Class C.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class I Shares

Financial Highlights

	Period From April 2, 2013(1) through May 31, 2013
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.02)
Net realized and unrealized gain on investments	0.88

Total increase from investment operations	0.86

Net Asset Value, end of period	$20.86

Total Investment Return	4.30	%(4)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$171,878
Ratio of expenses to average net assets before waiver (5)	235.04%
Ratio of expenses to average net assets after waiver(5)	1.75%
Ratio of net investment loss to average net assets before waiver(5)	(233.76)%
Ratio of net investment loss to average net assets after waiver(5)	(0.47)%
Portfolio turnover rate(6)	16.08	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from April 2, 2013 to May 31, 2013, the average shares outstanding were 6,742 for Class I.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class A Shares

Financial Highlights

	Period From December 1, 2012 through May 31, 2013		Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.58		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment income(3)	0.05		0.07
Net realized and unrealized gain on investments	0.13		0.31

Total increase from investment operations	0.18		0.38

Less Distributions to Common Stockholders:
Net investment income	(0.04)		—
Return of capital	(0.76)		(0.80)

Total distributions to common stockholders	(0.80)		(0.80)

Net Asset Value, end of period	$18.96		$19.58

Total Investment Return	0.87	%(4)	1.81	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class A Shares

Financial Highlights — (Continued)

	Period From December 1, 2012 through May 31, 2013		Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$14,202,083		$296,861
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6) (7)	4.59%		439.62%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	(0.89)%		1.95%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(2.50)%		(437.12)%
Ratio of net investment income (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	2.98%		0.55%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(5.39)%		(437.17)%
Ratio of net investment income (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.09%		0.50%
Portfolio turnover rate(8)	36.67	%(4)	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period ended May 31, 2013, the average shares outstanding were 343,255 for Class A. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 3,666 for Class A.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the period ended May 31, 2013, the Fund accrued $123,760 in net deferred tax benefit, of which $95,279 is attributable to Class A. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $13 was attributable to Class A.

(7)

The ratio of expenses excluding net deferred income tax benefit to average net assets before waiver was 7.48% and 439.67% for the period ended May 31, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding net deferred income tax benefit to average net assets after waiver was 2.00% and 2.00% for the period ended May 31, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class C Shares

Financial Highlights

	Period From December 1, 2012 through May 31, 2013		Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.53		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment income (loss)(3)	(0.02)		0.01
Net realized and unrealized gain on investments	0.13		0.32

Total increase from investment operations	0.11		0.33

Less Distributions to Common Stockholders:
Net investment income	(0.04)		—
Return of capital	(0.76)		(0.80)

Total distributions to common stockholders	(0.80)		(0.80)

Net Asset Value, end of period	$18.84		$19.53

Total Investment Return	0.50	%(4)	1.56	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class C Shares

Financial Highlights — (Continued)

	Period From December 1, 2012 through May 31, 2013		Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$3,815,826		$401,485
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	5.34%		440.37%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	(0.14)%		2.70%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(3.25)%		(437.87)%
Ratio of net investment income (loss) (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	2.23%		(0.20)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(6.14)%		(437.92)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.66)%		(0.25)%
Portfolio turnover rate(8)	36.67	%(4)	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period ended May 31, 2013, the average shares outstanding were 78,702 for Class C. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,782 for Class C.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the period ended May 31, 2013, the Fund accrued $123,760 in net deferred tax benefit, of which $21,680 is attributable to Class C. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $10 was attributable to Class C.

(7)

The ratio of expenses excluding net deferred income tax benefit to average net assets before waiver was 8.23% and 440.42% for the period ended May 31, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 2.75% and 2.75% for the period ended May 31, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class I Shares

Financial Highlights

	Period From December 1, 2012 through May 31, 2013		Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.60		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment income(3)	0.08		0.10
Net realized and unrealized gain on investments	0.13		0.30

Total increase from investment operations	0.21		0.40

Less Distributions to Common Stockholders:
Net investment income	(0.04)		—
Return of capital	(0.76)		(0.80)

Total distributions to common stockholders	(0.80)		(0.80)

Net Asset Value, end of period	$19.01		$19.60

Total Investment Return	1.02	%(4)	1.91	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class I Shares

Financial Highlights — (Continued)

	Period From December 1, 2012 through May 31, 2013		Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$906,499		$77,434
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	4.34%		439.37%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	(1.14)%		1.70%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(2.25)%		(436.87)%
Ratio of net investment income (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	3.23%		0.80%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(5.14)%		(436.92)%
Ratio of net investment income (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.34%		0.75%
Portfolio turnover rate(8)	36.67	%(4)	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period ended May 31, 2013, the average shares outstanding were 24,424 for Class I. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,030 for Class I.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the period ended May 31, 2013, the Fund accrued $123,760 in net deferred tax benefit, of which $6,801 is attributable to Class I. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $8 was attributable to Class I.

(7)

The ratio of expenses excluding net deferred income tax benefit to average net assets before waiver was 7.23% and 439.42% for the period ended May 31, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.75% and 1.75% for the period ended May 31, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Notes to Financial Statements (Unaudited)

May 31, 2013

1.    Organization

The Cushing Funds Trust (the “Trust”) (formerly known as “The Cushing MLP Funds Trust”) was organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. It is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is managed by Cushing® MLP Asset Management, LP (“the Adviser”). The Trust’s Declaration of Trust permits the Trustees to establish separate series or “Fund” (collectively, the “Funds”), each of which may issue separate classes of shares. The Trust currently has three Funds, The Cushing® MLP Premier Fund (“Premier”), The Cushing® Royalty Energy Income Fund (“Royalty Energy”), and The Cushing® Renaissance Advantage Fund (“Renaissance Advantage”).

Premier’s investment objective is to seek to produce current income and capital appreciation. Premier commenced operations on October 20, 2010.

Royalty Energy’s investment objective is to seek to high total return with an emphasis on current income. Royalty Energy commenced operations on July 2, 2012.

Renaissance Advantage’s investment objective is to seek to high total return with an emphasis on current income. Renaissance Advantage commenced operations on April 2, 2013.

Each Fund within the Trust offers three classes of shares, Class A, Class C and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Funds currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, a Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  Each Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statements of Assets and Liablities. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Each Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statements of Operations. A Fund’s obligation to replace a borrowed security will be secured by collateral deposited with the broker-dealer. Each Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. None of the Funds held any securities sold short for the period ended May 31, 2013.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from each of the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Funds record investment income on the ex-date of the distributions. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Each Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statements of Operations. For the period ended May 31, 2013, Premier estimates approximately 5% of distributions received from MLPs to be from investment income with the remaining balance as return of capital. Royalty Energy estimates approximately 18% of the distributions received from MLPs to be from investment income with the remaining balance as return of capital. Renaissance Advantage estimates approximately 5% of the distributions received from MLPs to be from investment income with the remaining balance as return of capital.

Expenses are recorded on an accrual basis. Royalty Energy and Renaissance Advantage capitalized initial offering costs incurred in connection with the formation of each Fund. These costs consisted of legal fees pertaining to preparing each Fund’s initial registration statement, printing costs, and SEC and state registration fees. The initial capitalized offering costs are amortized over a 12 month period from the commencement of operations. For the period from December 1, 2012 through May 31, 2013, $20,178 has been amortized and included in professional fees in Royalty Energy’s Statement of Operations. At May 31, 2013, Royalty Energy’s remaining balance of unamortized offering costs was $3,548. For the period April 2, 2013 (commencement of operations) through May 31, 2013, $4,594 has been amortized and included in professional fees in Renaissance Advantage’s Statement of Operations. At May 31, 2013, Renaissance Advantage’s remaining balance of unamortized offering costs was $22,894. Organizational costs relating to incorporation and legal fees associated with the formation of Renaissance Advantage of $5,529 has been expensed and is included in its Statement of Operations.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders were recorded on each ex-dividend date. The character of dividends and distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2013, Premier’s dividends and distributions were expected to be comprised of 5% ordinary income and 95% return of capital. For the period ended May 31, 2013, Royalty Energy’s dividends and distributions were expected to be comprised of 5% ordinary income and 95% return of capital. There were no distributions paid to Renaissance Advantage common stockholders for the period from April 2, 2013 (commencement of operations) to May 31, 2013. The tax character of distributions paid for each Fund for the period ended May 31, 2013 will be determined in early 2014.

E.  Federal Income Taxation

Premier and Royalty Energy, taxed as corporations, are obligated to pay federal and state income tax on their taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. Premier and Royalty Energy may each be subject to a 20% federal alternative minimum tax on their respective federal alternative minimum taxable income to the extent that their respective alternative minimum tax exceeds their respective regular federal income tax.

Premier invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, Premier reports its allocable share of each MLP’s taxable income in computing its own taxable income.

Royalty Energy invests its assets primarily in Energy Trusts and MLPs. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, Royalty Energy will have less after-tax cash available for distribution to shareholders. Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Royalty Energy reports its allocable share of each MLP’s taxable income in computing its own taxable income.

Premier and Royalty Energy’s respective tax expense or benefit is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Premier and Royalty Energy recognize in the financial statements the impact of a tax position, if that position is more- likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

Renaissance Advantage intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, Renaissance Advantage must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, Renaissance Advantage will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Renaissance Advantage intends to distribute at least annually substantially all of such income and gain. If Renaissance Advantage retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Renaissance Advantage fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Premier and Royalty Energy recognize in the financial statements the impact of a tax position, if that position is more- likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

Premier and Royalty Energy make distributions from investments and Renaissance Advantage intends to make distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statements of Changes in Net Assets.

H.  Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Recent Accounting Pronouncement

In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. Management has evaluated ASU 2013-01 and ASU 2011-11 and determined that there is no impact to the Fund’s financial statements.

3.    Concentrations of Risk

Premier’s investment objective is to seek to produce current income and capital appreciation. Premier seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes (collectively, “Managed Assets”), in MLP investments.

Royalty Energy’s investment objective is to seek a high total return with an emphasis on current income. Royalty Energy will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets, plus any borrowings for investment purposes in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage.

Renaissance Advantage’s investment objective is to seek a high total return with an emphasis on current income. Renaissance Advantage will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services and logistics companies, and (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from lower energy and feedstock costs.

4.    Agreements and Related Party Transactions

Each Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of each Agreement, each Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate of 1.10% for Premier, 1.35% for Royalty Energy and 1.25% for Renaissance Advantage of the average daily value of the respective Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the respective Fund.

The Adviser has agreed to waive a portion of its management fee and reimburse the Fund’s expenses, as applicable, until at least April 1, 2014, such that fund operating expenses (exclusive of any front-end load, contingent deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Premier’s Class A Shares, Class C Shares and Class I Shares, 1.75% for each of Royalty Energy’s Class A Shares, Class C Shares and Class I Shares, and 2.00% for each of Renaissance Advantage’s Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver and reimbursement may not be terminated without the consent of the Board of Trustees prior to April 1, 2014 and may be modified or terminated by the Adviser at any time after April 1, 2014. The Adviser’s earned and waived or recouped fees for the period ended May 31, 2013 as follows:

	Advisory Fees Earned	Advisory Fees Recouped/ (Waived)
Premier	$4,427,789	$226,729
Renaissance Advantage	336	(67,425)
Royalty Energy	57,714	(234,448)

Waived fees and reimbursed Fund expenses, including prior period expenses, are subject to potential recovery by year of expiration. The Adviser’s waived fees and each Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Premier
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2010	$140,836	$140,836	$—	2013
November 30, 2011	660,867	95,083	565,784	2014
November 30, 2012	278,283	—	278,283	2015

Renaissance Advantage
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2013	$67,425	$—	$67,425	2016

Royalty Energy
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2012	$307,192	$—	$307,192	2015
November 30, 2013	234,448	—	234,448	2016

The Funds have not recorded a liability for potential recoupment of the full amount waived or reimbursed by the Adviser on May 31, 2013, due to the current assessment that a recoupment of the full amount is unlikely.

The Funds have engaged U.S. Bancorp Fund Services, LLC to serve as their administrator. Premier and Royalty Energy each pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the respective Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the respective Fund’s average daily net assets, with a minimum annual fee of $40,000. Renaissance Advantage each pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $500,000,000 of its average daily net assets, 0.06% on the next $500,000,000 of average daily net assets and 0.04% on the balance of its average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC also serves as the each Fund’s transfer agent and dividend paying agent.

U.S. Bank, N.A. serves as the custodian for each of the Funds. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the respective Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Premier and Royalty Energy deferred tax assets and liabilities as of May 31, 2013 are as follows:

Premier
Deferred tax assets:
Net operating loss carryforward	$14,443,609
Capital loss carryforward	5,770,306

Total deferred tax assets	20,213,915
Less deferred tax liabilities:
Net unrealized appreciation on investments in securities	66,399,744

Net deferred tax liability	$46,185,829

Royalty Energy
Deferred tax assets:
Net operating loss carryforward	$20,804
Capital loss carryforward	33,084
Net unrealized depreciation on investments in securities	69,903

Net deferred tax asset	$123,791

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. Premier and Royalty Energy have the following net operating loss and capital loss amounts:

Premier

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,330	November 30, 2030
November 30, 2011	541,249	November 30, 2031
November 30, 2012	9,226,669	November 30, 2032
November 30, 2013	30,635,700	November 30, 2033

Total	$40,406,948

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$16,174,195	November 30, 2017

Royalty Energy

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2012	$53	November 30, 2032
November 30, 2013	42,894	November 30, 2033

Total	$42,947

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$2,486	November 30, 2017
November 30, 2013	86,269	November 30, 2018

Total	$88,755

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2017. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2013, as follows:

	Premier	Royalty Energy
Income tax provision (benefit) at the federal statutory rate of 35%	$38,162,507	$(111,521)
State income tax (benefit), net of federal benefit	737,082	(11,902)
Permanent differences, net	(120,649)	(337)
Foreign taxes withheld	—	4,087
Provision to return	(64,186)	—
Tax expense (benefit) due to change in effective state rates	(110,092)	—

Total tax expense (benefit)	$38,604,662	$(119,673)

At May 31, 2013, the tax cost basis of investments, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Premier	Royalty Energy
Tax cost of investments	$852,332,255	$18,531,709

Gross unrealized appreciation	$186,051,957	$15,664
Gross unrealized depreciation	—	(203,154)

Net unrealized appreciation (depreciation)	$186,051,957	$(187,490)

It is Renaissance Advantage’s intention to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments.

Each of the Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception of each Fund remain subject to examination by the tax authorities in the United States. Due to the nature of the Funds’ investments, each Fund may be required to file income tax returns in several states. The Funds are not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of each Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

Premier
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$99,864,650	$99,864,650	$—	$—
Master Limited Partnerships and Related Companies(a)	872,920,815	872,920,815	—	—
Preferred Stock(a)	23,837,337	13,837,338	9,999,999	—

Total Equity Securities	996,622,802	986,622,803	9,999,999	—

Other
Short-Term Investments	41,761,410	41,761,410	—	—

Total Other	41,761,410	41,761,410	—	—

Total	$1,038,384,212	$1,028,384,213	$9,999,999	$—

Renaissance Advantage
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$142,520	$142,520	$—	$—
Master Limited Partnerships and Related Companies(a)	30,078	30,078	—	—

Total Equity Securities	172,598	172,598	—	—

Other
Short-Term Investments	63,811	63,811	—	—

Total Other	63,811	63,811	—	—

Total	$236,409	$236,409	$—	$—

Royalty Energy
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$1,877,299	$1,877,299	$—	$—
Master Limited Partnerships and Related Companies(a)	13,683,501	13,683,501	—	—
Royalty Trusts(a)	1,778,415	1,778,415	—	—

Total Equity Securities	17,339,215	17,339,215	—	—

Other
Short-Term Investments	1,005,004	1,005,004	—	—

Total Other	1,005,004	1,005,004	—	—

Total	$18,344,219	$18,344,219	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments for each Fund. The Funds did not hold Level 3 investments at any time during the period ended May 31, 2013.

There were no transfers between any levels during the period ended May 31, 2013.

7.    Investment Transactions

For the period ended May 31, 2013, the Funds purchased (at cost) and sold securities (proceeds) in the amounts listed below (excluding short-term securities):

	Purchases	Sales
Premier	$447,718,442	$188,055,769
Renaissance Advantage	190,723	24,627
Royalty Energy	20,320,218	2,996,243

8.    Common Stock

Transactions of shares of the Funds were as follows:

Premier
	Period From December 1, 2012 through May 31, 2013		Year Ended November 30, 2012
Class A Shares	Amount	Shares	Amount	Shares
Sold	$142,857,794	7,002,989	$286,204,644	14,349,836
Dividends Reinvested	8,146,682	400,975	9,625,046	486,770
Redeemed (net of redemption fees of $10,402 and $76,364, respectively)	(66,352,639)	(3,296,182)	(63,584,395)	(3,238,710)

Net Increase	$84,651,837	4,107,782	$232,245,295	11,597,896

Class C Shares
Sold	$170,857,226	8,538,893	$211,745,751	10,860,766
Dividends Reinvested	7,391,256	370,937	6,122,100	314,605
Redeemed (net of redemption fees of $1,930 and $10,364, respectively)	(15,915,838)	(801,970)	(10,262,405)	(531,402)

Net Increase	$162,332,644	8,107,860	$207,605,446	10,643,969

Class I Shares
Sold	$87,760,556	4,273,451	$98,980,768	4,966,373
Dividends Reinvested	2,838,939	138,780	2,997,179	151,446
Redeemed (net of redemption fees of $45,488 and $28,265, respectively)	(35,869,438)	(1,759,948)	(35,187,311)	(1,807,550)

Net Increase	$54,730,057	2,652,283	$66,790,636	3,310,269

Renaissance Advantage
	Period From April 2, 2013(1) through May 31, 2013
Class A Shares	Amount	Shares
Sold	$63,625	3,033
Dividends Reinvested	—	—
Redeemed	—	—

Net Increase	$63,625	3,033

Class C Shares
Sold	$10,000	500
Dividends Reinvested	—	—
Redeemed	—	—

Net Increase	$10,000	500

Class I Shares
Sold	$165,000	8,239
Dividends Reinvested	—	—
Redeemed	—	—

Net Increase	$165,000	8,239

Royalty Energy
	Period From December 1, 2012 through May 31, 2013		Period From July 2, 2012(1) through November 30, 2012
Class A Shares	Amount	Shares	Amount	Shares
Sold	$14,580,364	748,035	$299,181	15,082
Dividends Reinvested	212,925	11,111	1,627	81
Redeemed (net of redemption fees of $66 and $0, respectively)	(484,006)	(25,234)	—	—

Net Increase	$14,309,283	733,912	$300,808	15,163

Class C Shares
Sold	$3,519,248	182,211	$399,500	20,517
Dividends Reinvested	16,156	844	897	44
Redeemed	(20,597)	(1,048)	—	—

Net Increase	$3,514,807	182,007	$400,397	20,561

Class I Shares
Sold	$1,067,693	54,471	$77,500	3,885
Dividends Reinvested	20,599	1,069	1,312	65
Redeemed	(229,189)	(11,795)	—	—

Net Increase	$859,103	43,745	$78,812	3,950

(1)	Commencement of operations.

9.    Subsequent Events

Premier declared a distribution of $0.335 per share payable on July 22, 2013 to shareholders of record on July 18, 2013.

Royalty Energy declared a distribution of $0.40 per share payable on July 22, 2013 to shareholders of record on July 18, 2013.

Renaissance Advantage declared a distribution of $0.16 per share payable on July 22, 2013 to shareholders of record on July 18, 2013.

The Cushing® Funds Trust

Additional Information (Unaudited)

May 31, 2013

Investment Policies and Parameters

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Funds under the amended rule, the Funds limit their transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of each Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of each Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Funds and the Adviser do not believe that complying with the amended rule will limit the Funds’ ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation

The Funds do not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2013, the aggregate compensation paid to the independent trustees was $90,690 by Premier and $1,500 by Royalty Energy. No compensation was paid to the independent trustees by Renaissance Advantage. The Funds did not pay any special compensation to any of its trustees or officers. The Funds continuously monitor standard industry practices and this policy is subject to change. Each of the Fund’s Statement of Additional Information includes additional information about the Trustee and is available, without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386), on the Funds’ website at www.cushingfunds.com, and on the SEC’s website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Funds’ historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Funds’ filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Funds undertake no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Funds’ investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities owned by each of the Funds and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386) and on the Funds’ website at www.cushingfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Funds’ Form N-Qs and statements of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Funds’ Form N-Qs at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy

In order to conduct its business, the Funds collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-965-7386 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

The Cushing® MLP Premier Fund

Board Approval of Investment Management Agreement

(Unaudited)

May 31, 2013

On May 23, 2013, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other open-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor open-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in MLPs; (b) other products managed by the Adviser; and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further determined that the annual advisory fee for the Fund was within a reasonable range of the median within the peer group, and the gross expense ratio and net expense ratio were the lowest within the peer group and nearly the lowest within the peer group, respectively. Furthermore, the proposed fee structure for the Fund was competitive with fee structures applicable to other similar products managed by the Adviser. The Board of Trustees concluded that the investment advisory fees to be received by the Adviser was near the median for the peer group and the total expense ratio was near the lowest for the peer group.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund, net of fees, against its peer group. The Board of Trustees noted that although the Fund had underperformed its peer group during the last twelve months of the analysis period, it had only slightly underperformed its peer group year-to-date.

Other Considerations

The Board of Trustees received and considered a historical, current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.” The Board of Trustees concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing Renaissance Advantage Fund

Board Approval of Investment Management Agreement

May 31, 2013

On November 28, 2012, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of its current assets under management. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a very small peer group of competitor open-end funds designated by the Adviser that manage publicly traded portfolios with similar investing styles;

(b) other products managed by the Adviser; and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles. Given the small universe of managers fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that the proposed contractual annual advisory fee of 1.25% was slightly higher than the median of the peer group and the projected net total expense ratio (taking into account the proposed expense waiver) was approximate to the median of the peer group. Furthermore, the proposed fee structure was competitive with fee structures applicable to other similar products managed by the Adviser. The Board of Trustees concluded that the investment advisory fees to be received by the Adviser with respect to the Fund were comparable to other investment vehicles within the Fund’s peer group and by the Adviser to its other, similarly-situated clients.

Consideration of Investment Performance

The Board of Trustees concluded that the Fund had no performance history to evaluate because the Fund had not yet commenced operations.

Other Considerations

The Board of Trustees received and considered a current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits, if any, realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements. The Board of Trustees also concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In selecting the Adviser as the Fund’s investment adviser and approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. Based on the Board of Trustees’ deliberations and their evaluation of the information described above, the Board of Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders, and a majority of the Board of Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Royalty Energy Income Fund

Board Approval of Investment Management Agreement

(Unaudited)

May 31, 2013

On May 23, 2013, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other open-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor open-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in the energy sector; (b) other products managed by the Adviser; and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further determined that the annual advisory fee and next expense ratio for the Fund were the highest within the peer group, but the Board of Trustees took into account the broader investment strategy of the Fund and the lack of any directly comparable fund in the peer group. Furthermore, the proposed fee structure for the Fund was competitive with fee structures applicable to other similar products managed by the Adviser. The Board of Trustees concluded that the investment advisory fees to be received by the Adviser and the total expense ratio was high relative to the peer group.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund, net of fees, against its peer group. The Board of Trustees noted that the Fund had been in operation for less than one year.

Other Considerations

The Board of Trustees received and considered a historical, current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.” The Board of Trustees concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP Premier Fund

The Cushing® Renaissance Advantage Fund

The Cushing® Royalty Energy Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Elizabeth F. Toudouze

Executive Vice President

J. Parker Roy

Vice President

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

CUSHING®
MLP ASSET MANAGEMENT
A SUBSIDIARY OF SWANK CAPITAL

Cushing® MLP Asset Management, LP
8117 Preston Road, Suite 440
Dallas, TX 75225
877.965.7386
www.cushingfunds.com
www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Funds Trust

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	August 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	August 6, 2013

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 6, 2013

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